Issuing and Paying Agent Agreement


Security Pacific National
Trust Company (New York)
2 Rector Street
New York, New York  10006

Attention: Corporate Trust Division

     Re:  Mercury Finance Company
          Commercial Paper Program

Gentlemen and Ladies:
This letter will set forth the understandings made among you and the undersigned, Mercury Finance Company, a Delaware corporation ("Mercury Finance"), whereby you have agreed to act as depositary for the safekeeping of certain notes of Mercury Finance, which may be issued and sold in the commercial paper market ("Commercial Paper Notes"), as issuing agent on behalf of Mercury Finance in connection with the issuance of the Commercial Paper Notes and as paying agent to undertake certain obligations as described below on behalf of the holders of the Commercial Paper Notes.
     1. Appointment of Agent. Mercury Finance hereby requests that you act, on the terms and conditions specified herein, as Issuing and Paying Agent for the Commercial Paper Notes which Mercury Finance shall from time to time deliver or cause to be delivered to you. The Commercial Paper Notes will be substantially in the form attached hereto as Exhibit A and will be placed through the Chicago Corp and Continental Bank, (the "Dealers"). If the Commercial Paper Notes will bear interest, Exhibit A will be modified accordingly. At no time will the aggregate amount of such Notes outstanding exceed $300,000,000.00.
     2. Supply of Commercial Paper Notes. Mercury Finance will from time to time furnish you with an adequate supply of Commercial Paper Notes, which will be serially numbered and will have been executed by manual or facsimile signature of an Authorized Representative (as hereafter defined), with the principal amount, payee, date of issue, maturity date, amount of interest (if an interest-bearing Commercial Paper Note) and maturity value left blank. Pending receipt of instructions pursuant to this Agreement, you will hold the Commercial Paper Notes in safekeeping for the account of Mercury Finance in accordance with your customary practice. The Commercial Paper Notes shall be printed on a manifold that will produce one original and three non-negotiable copies.
     3. Authorized Mercury Finance Representatives. From time to time Mercury Finance will furnish you with a certificate certifying the incumbency and specimen signatures of officers or agents of Mercury Finance authorized to execute Commercial Paper Notes on behalf of Mercury Finance by manual or facsimile signature and/or to take other action hereunder on behalf of Mercury Finance (each an "Authorized Mercury Finance Representative"). Until you receive a subsequent incumbency certificate (of Mercury Finance), you are entitled to rely on the last such certificate delivered to you for purposes of determining the Authorized Mercury Finance Representatives. You shall not have any responsibility to Mercury Finance to determine by whom or by what means a facsimile signature may have been affixed on the Commercial Paper Notes, or to determine whether any facsimile or manual signature resembles the specimen signature(s) filed with you by a duly authorized officer of Mercury Finance.
Any Commercial Paper Note bearing the manual or facsimile signature of a person who is an Authorized Mercury Finance Representative on the date such signature is affixed shall bind Mercury Finance after the completion thereof by you notwithstanding that such person shall have died or shall have otherwise ceased to hold his or her office on the date such Commercial Paper Note is countersigned or delivered to you.
     4. Completion, Authentication and Delivery of Commercial Paper Notes. (a) Instructions for the issuance of Commercial Paper Notes will be given via a timesharing terminal, if available, or by telephone, promptly confirmed in writing (facsimile) either by an Authorized Mercury Finance Representative, or by any officer or employee of the Dealers ("Chicago Corp, Continental Bank") who has been designated by an Authorized Mercury Finance Representative in writing to you as a person authorized to give such instructions hereunder, provided that instructions may be given by telephone (or by facsimile) or in writing if the system is unavailable or is inoperative. Upon receipt of instructions as described in the preceding sentence, you will withdraw the necessary Commercial Paper Note(s) from safekeeping and, in accordance with such instructions, shall:
     (1) complete each Commercial Paper Note as to principal amount (which shall not be less than $100,000.00), payee, date of issue, maturity date, (which shall not be more than 270 days from the date of issue), amount of interest (if any) and maturity value; and
     (2) manually countersign each commercial Paper Note by any one of your officers or employees duly authorized and designated for this purpose; and
     (3) deliver the Commercial Paper Note(s) to the Dealer or its agent within (Financial District, south of Chambers Street, in) the Borough of Manhattan, City and State of New York, which delivery shall be against receipt for payment as herein provided or as otherwise provided in such instructions. (If such instructions do not provide for such receipt, the Dealer shall nevertheless pay the purchase price for the Commercial Paper Note(s) in accordance with Paragraph
5). Of the three non-negotiable copies of each Commercial Paper Note, two shall be retained by you and one shall be sent promptly to Mercury Finance.
     (b) Instructions given via the time-sharing terminal must be entered by 12:30 p.m. New York time, and instructions delivered by telephone or in writing must be received by you by 12:30 p.m. New York time, if the Commercial Paper Note(s) are to be delivered the same day. Telephone instructions shall be confirmed in writing the same day.
     (c) Mercury Finance understands that although you have been instructed to deliver Commercial Paper Notes against payment, delivery of Commercial Paper Notes will, in accordance with the custom prevailing in the commercial paper market, be made before receipt of payment in immediately available funds. Therefore, once you have delivered a Commercial Paper Note to the Dealer(s) or its agent as provided in Paragraph 4(a)(3), Mercury Finance shall bear the risk that the Dealer(s) or its agent fails to remit payment for the Commercial Paper Note to you. It is understood that each delivery of Commercial Paper Notes hereunder shall be subject to the rules of the New York Clearing House in effect at the time of such delivery.
     5. Proceeds of Sale of the Commercial Paper Notes. Contem-poraneously with the execution and delivery of this Agreement, and for the purposes of this Agreement, you will establish an account designated the Mercury Finance Note Account. On each day on which the Dealer(s) or its agent takes delivery of Commercial Paper Notes, it shall pay the purchase price for such Commercial Paper Notes in immediately available funds for credit to the Note Account. From time to time upon telephonic or written instructions received by you from an Authorized Mercury Finance Representative, you agree to transfer immediately available funds from the Note Account to any bank or trust company for our account.
     6. Payment of Matured Commercial Paper Notes. By 1:00 P.M. New York time on the date that any Commercial Paper Notes are scheduled to mature, there shall have been transferred to you for deposit in the Note Account immediately available funds at least equal to the amount of Commercial Paper Notes maturing on such date. When any matured Commercial Paper Note is presented to you for payment by the holder thereof, payment shall be made from and charged to the Note Account to the extent funds sufficient to effect such payment are available in said account.
     7. Reliance on Instructions. You shall incur no liability to Mercury Finance in acting hereunder upon telephonic or other instructions contemplated hereby which the recipient thereof believed in good faith to have been given by an Authorized Mercury Finance Representative or Dealer(s), as the case may be. In the event a discrepancy exists between the telephonic instructions and the written confirmation, the telephonic instructions as recorded and understood by you will be deemed the controlling and proper instructions. It is understood that all telephonic instructions will be recorded by you and Mercury Finance hereby consents to such recording.
     8. Cancellation of Commercial Paper Notes. You will in due course cancel Commercial Paper Notes presented for payment and return them to Mercury
Finance. Promptly upon the written request of Mercury Finance, you agree to cancel and return to Mercury Finance all unissued Commercial Paper Notes in your possession at the time of such request.
     9. Representations and Warranties of Mercury Finance. Each instruction given to you in accordance with Paragraph 4 shall constitute a representation and warranty to you by Mercury Finance that the representations and warranties set out in Exhibit B hereto are true and correct on the date of the instruction as if made on such date.
     10. Notice; Addresses. (a) All communications by or on behalf of Mercury Finance or the Dealer(s), by telephone or otherwise, relating to the completion, delivery or payment of the Commercial Paper Notes are to be directed to your Commercial Paper Issuance Unit of the Corporate Trust Division (or such other department or division which you shall specify in writing to Mercury Finance or the Dealer(s)). Mercury Finance will send all Commercial Paper Notes to be completed and delivered by you to your Commercial Paper Issuance Unit of the Corporate Trust Division (or such other department or division as you shall specify in writing to Mercury Finance). You will advise Mercury Finance or the Dealer(s) from time to time of the individuals generally responsible for the administration of this Agreement and will from time to time certify incumbency and specimen signatures of officers or employees authorized to countersign Commercial Paper Notes and will supply a list of employees authorized to receive telephone instructions.

     (b) Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice:

if to Mercury Finance, at:

     (a)  concerning the daily issuance of Commercial Paper Notes:

          Mercury Finance Company
          40 Skokie Boulevard, Suite 200
          Northbrook, Illinois  60062

          Attn:     Mr. Charley Pond
                    Vice President, Treasurer
                    Chief Financial Officer

     Telephone No.: 708-564-3720

     if to you at:

     (a)  concerning the daily issuance of

          Commercial Paper Notes:

          Security Pacific National Trust
          Company (New York)
          2 Rector Street
          New York, New York  10006

          Corporate Trust Division
          Attn:  Walter Butler, Mgr.

          Telephone No.: 212/978-5140
          Telecopy No.: 212/978-2617

     (b)  concerning all other matters;

          Security Pacific National Trust
          Company (New York)
          2 Rector Street
          New York, New York  10006

          Attn:  John A. Curcio, A.V.P.
          Telephone No.: 212/978-5050
          Telecopy No.: 212/978-5060


Notices shall be deemed delivered when received at the address specified above. For purposes of this paragraph, "when received" shall mean actual receipt (i) of an electronic communication by a telex machine, telecopier or time-sharing terminal specified in or pursuant to this Agreement; (ii) of an oral communication by any person answering the telephone at your office specified in subparagraph 10(a) hereof and otherwise at the office of the individual or department specified in or pursuant to this Agreement; or (iii) of a written communication hand-delivered at the office specified in or pursuant to this Agreement.
     11. Additional Information. Upon the reasonable request of Mercury Finance given at any time and from time to time, you shall promptly provide Mercury Finance with information with respect to the Commercial Paper Notes issued and paid hereunder. You shall also prepare and promptly deliver to Mercury Finance advices with respect to the Commercial Paper Notes authenticated, issued and delivered by you in accordance with this Agreement. The information set forth in such advices shall include the date of issue, serial number, face amount, amount of discount from the face amount, or principal amount and rate of interest, and maturity date of each such Commercial Paper Note. You and Mercury Finance shall discuss from time to time the extent to which such information is reasonably available and the times at which you can reasonably furnish such information.
     12. Liability. Neither you nor your officers, employees or agents shall be liable for any act or omission hereunder, except in the case of gross negligence or willful misconduct. Your duties and obligations and those of your officers and employees shall be determined by the express provisions of this Agreement, and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein, and no implied covenants shall be read into this Agreement against them. Neither you nor your officers or employees shall be required to ascertain whether any issuance or sale of Commercial Paper Notes (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which Mercury Finance is a party (whether or not you are a party to such other agreement).
     13. Indemnification. Mercury Finance agrees to indemnify and hold you and your officers, employees and agents harmless from and against all liabilities, claims, damages, costs and expenses (including legal fees and expenses) relating to or arising out of their actions or inactions in connection with this Agreement, except to the extent they are caused by your gross negligence or willful misconduct. This indemnity shall survive termination of this Agreement.
     14. Benefit of Agreement. This Agreement is solely for the benefit of the parties hereto, and no other person shall acquire or have any right under or by virtue hereof.
     15. Termination. This Agreement may be terminated at any time by either you or by Mercury Finance 30 days prior written notice by Mercury Finance and 90 days written notice by Security Pacific, but such termination shall not affect the respective liabilities of the parties hereunder arising prior to such termination.
     16. Governing Law. This Agreement is to be delivered and performed in, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.
     17. Fees. You shall receive fees from Mercury Finance for acting as depositary, issuing and paying agent hereunder in such amounts as you and Mercury Finance shall agree from time to time in writing in accordance with Exhibit C.
     Please indicate your agreement with and acceptance of the foregoing terms and provisions by signing the counterpart of this letter enclosed herewith and returning it to Mercury Finance.

                         (Mercury Finance Company)


                         By
                         Its


Agreed to and accepted this 1st of day of August, 1990.


                         SECURITY PACIFIC NATIONAL
                         TRUST COMPANY (NEW YORK)
                         as Issuing and Paying Agent


                         By

                         Its

                                    Exhibit B
Mercury Finance, a Delaware corporation hereby represents and warrants to you that:
          1. Due Incorporation. Mercury Finance has been duly incorporated and is validly existing in good standing as a corporation under laws of the United States and has all requisite corporate power and authority under its certificate of incorporation and the laws of The State of Delaware to conduct its business as proposed to be conducted.
     2. Authorization of Agreements; No Conflict. The execution, delivery and performance by Mercury Finance of the Issuing and Paying Agency Agreement (the "Agreement"), the appointment of you to act for the Issuer under the Agreement and the issuance and delivery of the Commercial Paper Notes (as defined in the Agreement) are within Mercury Finance's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the certificate of incorporation or bylaws or (ii) any statute, order, rule, regulation, judgment or contractual restriction binding on or purporting to bind or affect.
          3. No Governmental Consent Required. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Mercury Finance of the Agreement or for the issuance and delivery of the Commercial Paper Notes by or the consummation of other transactions by Mercury Finance contemplated by the Agreement.
     4. Valid and Binding. The Agreement is, and, when executed, authenticated, delivered and paid for as required by the Agreement, the Commercial Paper Notes will be, legal, valid and binding obligations of Mercury Finance enforceable against Mercury Finance accordance with its or their terms, except that (a) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) such enforceability may be limited by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (c) rights to indemnity hereunder may be limited by applicable federal or state securities laws.